CAVALIER HOMES, INC.

                          EMPLOYEE STOCK PURCHASE PLAN


                              ARTICLE 1. - GENERAL

1.1. PURPOSE AND INTENT. The purpose of this Plan is to provide Eligible Employees with a financial incentive to advance the interests of the Company and the Subsidiaries by affording them an opportunity to acquire a proprietary interest in the Company. The Company intends that this Plan shall be treated as an "employee stock purchase plan" as defined in Code ss.423(b).

1.2. STOCKHOLDER APPROVAL. This Plan shall become effective on the date the same is approved by the stockholders of the Company. The Company shall not conduct any Offerings pursuant to this Plan unless it has been approved by the stockholders within twelve (12) months after the date it is adopted by the Board.


                            ARTICLE 2. - DEFINITIONS

Unless otherwise provided herein, the following terms shall have the following meanings:

2.1.     ADMINISTRATOR:  The Compensation Committee of the Board.

2.2. BENEFICIARY: With respect to a Participant who dies during the Payment Period for an Offering, the party determined pursuant to Article 9 hereof.

2.3.     BOARD:  The Board of Directors of the Company.

2.4. CODE: The Internal Revenue Code of 1986, as amended from time to time, and references thereto shall include the applicable Treasury regulations thereunder.

2.5.     COMPANY:  Cavalier Homes, Inc., a Delaware corporation.

2.6. COMPENSATION: A Participant's regular earnings, overtime pay, bonuses, commissions, sick pay, vacation pay and holiday pay unreduced by any of such amounts which are contributed by the Participant to a plan described in Code ss.125 or ss.401(k).

2.7. ELECTION FORM: The form provided by the Administrator pursuant to which an Eligible Employee may elect to participate in an Offering and which contains the acknowledgement and directions described in Section 4.2 hereof.

2.8. ELECTION PERIOD: The 30 day period of time ending immediately before the Payment Period for an Offering during which an Eligible Employee may elect to participate in such Offering.

2.9. ELIGIBLE EMPLOYEE: With respect to an Offering, an Employee who, on the first day of the Payment Period for such Offering, is customarily employed for at least 20 hours per week and who has been employed by an Employer for at least one year prior to the first day of the Payment Period for such Offering.

2.10.    EMPLOYEE:  A common law employee of the Company or a Subsidiary.

2.11. EMPLOYER: With respect to an Employee, the Company or Subsidiary by which he is employed.

2.12.    EXERCISE DATE:  The last day of the Payment Period for an Offering.

2.13. EXERCISE PRICE: With respect to Shares subject to an Option granted in connection with an Offering, an amount equal to the lesser of:

(a) 85%  of  the Market Price of a Share as of the Grant Date for such Offering;
or

(b) 85% of the Market Price of a Share as of the Exercise Date for such Offering.

2.14.    GRANT DATE:  The first day of an Offering.

2.15. MARKET PRICE: As of any date, the closing sales price of a Share on such date as reported by (1) any national securities exchange on which the Shares are actively traded or (2) The Nasdaq Stock Market or, if no Shares are traded on such exchange or system on such date, then on the next preceding date on which any Shares were traded on such exchange or system.

2.16. OFFERING: The six (6) calendar month periods of time beginning on each January 1 and July 1, during which the Company shall grant Options to Participants and sell shares to Participants and Beneficiaries upon the exercise of such Options in accordance with this Plan.

2.17. OPTION: The right to purchase Shares from the Company for an amount equal to the Exercise Price of such Shares and upon the terms and conditions of this Plan.

2.18. PARTICIPANT: With respect to an Offering, an Eligible Employee who has elected to participate in such Offering.

2.19. PAYMENT PERIOD: The six (6) calendar month periods of time beginning on each January 1 and July 1, commencing with the January 1 or July 1 next following the date on which this Plan becomes effective, during which a Participant may pay the aggregate Exercise Price of the Shares subject to the Option granted to him in connection with an Offering.

2.20. RETIREE: A Participant whose employment with his Employer terminates for any reason other than his death if, on his Termination Date, he has been an Employee during at least ten calendar years and the sum of:

2.20.0.0.0.1. the number of calendar years during which he has been an Employee; and

2.20.0.0.0.2. his age on his birthday coincident with or immediately preceding such Termination Date, equals or exceeds 70.

2.21. SHARE: A share of the ten cent ($0.10) par value common stock of the Company.

2.22. SUBSIDIARY: Any corporation, partnership, joint venture, affiliate, or other entity in which the Company has an ownership interest, and which the Board designates as a participating entity in the Plan.

2.23. TERMINATION DATE: The effective date of the termination of a Participant's employment with his Employer.


                    ARTICLE 3. - SHARES SUBJECT TO OFFERINGS

3.1. LIMIT ON SHARES. Subject to the provisions of Section 3.2 hereof, the aggregate number of Shares which the Company may sell pursuant to the exercise of Options granted under this Plan shall not exceed 500,000. In the Company's discretion, such Shares may be authorized but unissued shares or treasury shares.

3.2. ADJUSTMENTS. In the event of an increase or decrease or other change in the Shares by reason of a stock dividend, stock split, recapitalization, combination, conversion, exchange of shares or the like, then, as of the date of such increase, decrease or other change, there shall be an equitable adjustment of the number of Shares subject to the Options then outstanding under this Plan, the number of Shares which the Company could sell pursuant to Options thereafter granted pursuant to this Plan and the Exercise Price of a Share.

3.3. SHARES SUBJECT TO FORFEITED OPTIONS. All Shares subject to Options which are forfeited may be subject to Options granted in connection with any subsequent Offering.

                           ARTICLE 4. - PARTICIPATION

4.1. ELECTION TO PARTICIPATE. An Employee who is an Eligible Employee at any time during the Election Period for an Offering may elect to participate in such Offering by completing, signing and delivering an Election Form to the Administrator during such Election Period.

4.2. CONTENT OF ELECTION FORM. A Participant's Election Form for an Offering shall:

4.2.1. acknowledge that, as a result of his election to participate in such Offering, the Company shall grant an Option to him in accordance with the provisions of this Plan;

4.2.2. direct his Employer to withhold an amount (not to exceed 10%) of the Compensation payable to him during the Payment Period for such Offering (and, if he is employed by a Subsidiary, to remit such amount to the Company); and

4.2.3. direct the Company to use the amounts withheld from his Compensation to pay the Exercise Price of the Shares subject to such Option.

Notwithstanding  the  foregoing  provisions  of this  Section,  a  Participant's
Election Form shall be ineffective to the extent that the amount which it directs his Employer to withhold from his Compensation during any calendar year, when combined with any amount previously withheld from his Compensation pursuant to this Plan during such calendar year, exceeds $21,250.

4.3.  EFFECT  OF  ELECTION  FORM.  All  amounts  withheld  from a  Participant's
Compensation during the Payment Period for an Offering shall be held by the Company until such time as it is required by the provisions of this Plan to:

4.3.1. use such amounts to pay the aggregate Exercise Price of the Shares subject to the Option granted to such Participant in connection with such Offering; or

4.3.2. pay the same to such Participant or his Beneficiary pursuant to the applicable provisions of this Plan.

Until such time, the Company may use such amounts for any purpose and shall have no obligation to segregate such amounts from its funds.

4.4. ELECTION TO REDUCE PARTICIPATION. A Participant may elect to reduce the extent of his participation in an Offering by completing, signing and delivering to the Administrator not less than 30 days before the Exercise Date for such Offering an amended Election Form which reduces the amount which his Employer is authorized to withhold from the Compensation payable to him during the Payment Period (or remaining portion thereof) for such Offering. Any such reduction shall be effective as soon as reasonably practical after the date on which such amended Election Form is received by the Administrator. A Participant who elects to reduce the extent of his participation in an Offering shall not subsequently be entitled to change the extent of his participation in such Offering except to terminate such participation pursuant to Section 4.5.

4.5. ELECTION TO TERMINATE PARTICIPATION. A Participant may elect to terminate his participation in an Offering by completing, signing and delivering to the Administrator not less than 30 days before the Exercise Date for such Offering a form provided by the Administrator for such purpose. Any such termination shall be effective as soon as administratively practical after the date on which such form is received by the Administrator. A Participant who elects to terminate his participation in an Offering may not later elect to participate in such Offering but may elect to participate in subsequent Offerings.

4.6. AUTOMATIC TERMINATION OF PARTICIPATION. A Participant other than a Retiree whose employment with his Employer terminates for any reason other than his death shall cease to be a Participant on his Termination Date. A Participant who dies on a date which is not during the Payment Period for an Offering shall cease to be a Participant on the date of his death.

4.7. RETIREE'S ELECTION TO TERMINATE OR CONTINUE PARTICIPATION. A Retiree whose Termination Date is during the Payment Period for an Offering may elect to terminate or continue participation in such Offering in accordance with this Section. The Retiree shall have no right to pay the Company or his Employer, and neither the Company nor his Employer shall accept, any of the amounts which, absent the termination of his employment with his Employer, would have been withheld from his Compensation during the portion of such Payment Period subsequent to his Termination Date.

4.7.1. Notice To Retiree. Prior to a Retiree's Termination Date or as soon as administratively practical thereafter, the Administrator shall deliver to such Retiree a form pursuant to which he may make such election and which reflects the amount (determined pursuant to Section 6.3 hereof) which the Company shall pay him if he elects to terminate such participation.

4.7.2. Election By Retiree. The Retiree shall make such election by completing, signing and delivering such form to the Administrator prior to the earlier of
(1) the Exercise Date for such Offering and (2) the 30th day after the same is provided to him. If the Retiree does not deliver such form to the Administrator prior to the earlier of such dates then, on the earlier of such dates, he shall be deemed to have elected to terminate such participation.

4.8. BENEFICIARY'S ELECTION TO TERMINATE OR CONTINUE PARTICIPATION. The Beneficiary of a Participant who dies during the Payment Period for an Offering may elect to terminate or continue participation in such Offering in accordance with this Section. The Beneficiary shall have no right to pay the Company or the Participant's Employer, and neither the Company nor such Employer shall accept, any of the amounts which, absent the Participant's death, would have been withheld from his Compensation during the portion of such Payment Period subsequent to his Termination Date.

4.8.1. Notice To Beneficiary. As soon as administratively practical following the date of the Participant's death, the Administrator shall deliver to his Beneficiary a form pursuant to which he may make such election and which reflect the amount (determined pursuant to Section 6.4 hereof) which the Company shall pay him if he elects to terminate such participation.

4.8.2. Election By Beneficiary. The Beneficiary shall make such election by completing, signing and delivering such form to the Administrator prior to the earlier of (1) the Exercise Date for such Offering and (2) the 30th day after the same is provided to him. If the Beneficiary does not deliver such form to the Administrator prior to the earlier of such dates, then, on the earlier of such dates, he shall be deemed to have elected to terminate such participation.


                          ARTICLE 5. - GRANT OF OPTIONS

5.1. GRANT OF OPTIONS. On the Grant Date for each Offering, the Company, subject to the limitations contained in the following provisions of this Article, shall grant to each Participant an Option entitling him to purchase on the Exercise Date for such Offering the number of Shares determined pursuant to Section 7.1 hereof.

5.2. LIMITATION FOR FIVE PERCENT OWNERS. Notwithstanding the foregoing provisions of this Article, the Company shall not grant an Option to a Participant if, immediately after such Option is granted, such Participant would own stock possessing at least 5% of the total combined voting power or value of all classes of stock of the Company or any of the Subsidiaries. For purposes of this Section, the attribution rules of Code ss.424(d) shall apply and Shares which the Participant may purchase under any outstanding options shall be treated as owned by the Participant.

5.3. LIMITATION ON VALUE OF SHARES. Notwithstanding the foregoing provisions of this Article, the Company shall not grant an Option to a Participant which would permit his right to purchase stock under this Plan (and under all employee stock purchase plans maintained by his Employer and its parent and subsidiary corporation, if any) to accrue at a rate in excess of $25,000 of fair market value of such stock (determined at the time such Option is granted) for each calendar year during which such Option is outstanding at any time.

                       ARTICLE 6. - FORFEITURE OF OPTIONS

6.1. FORFEITURE ON ELECTION TO TERMINATE PARTICIPATION.  If, pursuant to Section
4.5 hereof, a Participant elects to terminate his participation in an Offering effective as of a date during the Payment Period for such Offering, then:

6.1.2.0.0.1. as of such effective date, the Option then owned by such Participant shall be forfeited; and

6.1.2.0.0.2. as soon as administratively practical after such effective date, the Company shall pay him the amount (if any) withheld from his Compensation during such Payment Period, without interest.

6.1.2.0.0.3. FORFEITURE ON CERTAIN TERMINATIONS OF EMPLOYMENT. If a Participant's employment with his Employer terminates for any reason other than his death and his Termination Date is during a Payment Period, then, unless such Participant is a Retiree:

6.1.3. as of his Termination Date, the Option then owned by him shall be forfeited; and

6.1.4. as soon as administratively practical after his Termination Date, the Company shall pay him the amount (if any) withheld from his Compensation during such Payment Period, without interest.

6.2. FORFEITURE OF RETIREE'S OPTIONS. If, pursuant to Section 4.7 hereof, a Retiree whose Termination Date is during the Payment Period for an Offering elects (or is deemed to have elected) to terminate participation in an Offering, then:

6.2.1. as of the date of such election (or deemed election), the Option then owned by him shall be forfeited; and

6.2.2. as soon as administratively practical after such date, the Company shall pay him the amount (if any) withheld from his Compensation during such Payment Period, without interest.

6.3. FORFEITURE OF BENEFICIARY'S OPTIONS. If, pursuant to Section 4.8 hereof, the Beneficiary of a Participant who dies during the Payment Period for an Offering elects (or is deemed to have elected) to terminate participation in an Offering, then:

6.3.1. as of the date of such election (or deemed election), all of the Options then owned by him shall be forfeited; and

6.3.2. as soon as administratively practical after such date, the Company shall pay him the amount (if any) withheld from the Participant's Compensation during such Payment Period, without interest.


                        ARTICLE 7. - EXERCISE OF OPTIONS

7.1. EXERCISE OF PARTICIPANT'S OPTION. On the Exercise Date for an Offering, each Participant who has not elected to terminate his participation in such Offering pursuant to Section 4.5 hereof shall be deemed to have exercised the Option then owned by him and to have purchased from the Company the number of Shares (including fractional Shares) obtained by dividing (1) the aggregate amount which was withheld from his Compensation during such Payment Period by
(2) the Exercise Price of a Share. As soon as administratively practical after such Exercise Date, the Company shall, in its sole discretion, (i) deliver to such Participant a stock certificate or certificates evidencing his ownership of such number of Shares or (ii) deposit such number of Shares in a brokerage account established for such Participant at a registered broker-dealer selected by the Company.

7.2. EXERCISE OF RETIREE'S OPTIONS. If, pursuant to Section 4.7 hereof, a Retiree whose Termination Date is during the Payment Period for an Offering elects to continue participation in such Offering, then, on the Exercise Date for such Offering, he shall be deemed to have exercised the Option then owned by him and to have purchased from the Company the number of Shares (including fractional Shares) obtained by dividing (1) the aggregate amount which was withheld from his Compensation during such Payment Period by (2) the Exercise Price of a Share. As soon as administratively practical following the date on which the Retiree is deemed to have exercised such Option, the Company shall, in its sole discretion, (i) deliver to such Retiree a stock certificate or certificates evidencing his ownership of such number of Shares or (ii) deposit such number of Shares in a brokerage account established for such Retiree at a registered broker-dealer selected by the Company.

7.3. EXERCISE OF BENEFICIARY'S OPTIONS. During his lifetime, a Participant's Options shall be exercised only by him. If, pursuant to Section 4.8 hereof, the Beneficiary of a Participant who dies during the Payment Period for an Offering elects to continue participation in such Offering, then, on the Exercise Date for such Offering, he shall be deemed to have exercised the Option then owned by him and to have purchased from the Company the number of Shares (including fractional Shares) obtained by dividing (1) the aggregate amount withheld from the Participant's Compensation during such Payment Period by (2) the Exercise Price of a Share. As soon as administratively practical following the date on which the Beneficiary is deemed to have exercised such Options, the Company shall, in its sole discretion, (i) deliver to such Beneficiary a stock certificate or certificates evidencing his ownership of such number of Shares or
(ii) deposit such number of Shares in a brokerage account established for such Beneficiary at a registered broker-dealer selected by the Company.

7.4. LIMITATION FOR CERTAIN OFFERINGS. If the number of Shares which the Company is required to sell to the Participants and Beneficiaries on any Exercise Date pursuant to this Article exceeds the number of Shares which the Company is then authorized to sell pursuant to Section 3.1 hereof, then, notwithstanding the foregoing provisions of this Article:

(a) the aggregate number of Shares which the Company shall sell on such Exercise Date shall be that which the Company is then authorized to sell pursuant to
Section 3.1 hereof; and

(b) the number of Shares which the Company shall sell to each such Participant and Beneficiary shall be that obtained by multiplying:

(1) the number of Shares which the Company is required to sell to such Participant or Beneficiary pursuant to the foregoing purposes of this Article; by

(2) a fraction, the numerator of which shall be the number of Shares which the Company is then authorized to sell pursuant to Section 3.1 hereof and the denominator of which shall be the number of Shares which the Company would be required to sell to all of such Participants and Beneficiaries pursuant to the foregoing provisions of this Article.

7.5. RESTRICTION ON DISPOSITION. Subject to the prior approval of the Internal Revenue Service and upon at least 30 days' prior notice to the Eligible Employees, the Board may amend this Plan to provide that a Participant who sells or otherwise disposes of any Shares purchased by him pursuant to this Plan other than as required by law during the one year period beginning on the date of such purchase shall be deemed to have elected to terminate his participation in the Offering which includes the date of such sale or disposition and to have elected not to participate in the Offering immediately following such Offering.


                     ARTICLE 8. - AMENDMENT AND TERMINATION

8.1. AMENDMENT. The Board may amend this Plan at any time; provided, however, that:

8.1.1. unless approved by the stockholders of the Company, no such amendment shall increase the number of Shares which the Company is authorized to sell pursuant to the exercise of Options granted under this Plan other than to reflect an adjustment which is required by Section 3.2 hereof; and

8.1.2. no such amendment shall deprive any Participant or Beneficiary of any right or benefit which had accrued prior to the effective date of such amendment.

Without limiting the generality of the foregoing, no such amendment shall cause any Option to be forfeited or adversely affect the right of a Participant or Beneficiary to exercise any Option then owned by him.

8.2. TERMINATION. The Board may terminate this Plan at any time. In the event the Board terminates this Plan, then:

8.2.1. the Company shall not grant any Options pursuant to this Plan on or after the effective date of such termination; and

8.2.2. the rights of the Participants and Beneficiaries with respect to the Options owned by them on such effective date shall survive such termination.


                            ARTICLE 9. - BENEFICIARY

9.1. DESIGNATION OF BENEFICIARY. At the time he first elects to participate in an Offering, a Participant shall designate a Beneficiary on a form provided by the Administrator for such purpose. The Participant may change such designation from time to time on a form provided by the Administrator for such purpose. In the event a Participant does not designate a Beneficiary or the Beneficiary designated by a Participant predeceases such Participant and no new Beneficiary has been designated, then such Participant's Beneficiary shall be his surviving spouse, if any, or, if none, his estate. 9.1.2.0.0.1. EFFECT OF DESIGNATION. If a Participant dies during the Payment Period for an Offering, then, on the date of his death, the Option then owned by him shall be owned by his Beneficiary.


                          ARTICLE 10. - ADMINISTRATION

10.1. ADMINISTRATION. The Administrator or its delegates shall administer the Plan and shall have all powers necessary or appropriate to enable it to carry out its duties including, without limitation, the power to interpret the Plan, to decide all issues arising under the Plan, to establish and change rules and procedures with respect to the operation of the Plan and all other powers conferred upon it herein. The Administrator may rely and act on any information provided by the Company without further inquiry or liability.

10.2. EXCULPATION AND INDEMNIFICATION. No officer of the Company or member of the Board or of the Compensation Committee of the Board shall be responsible or liable for any mistake or error of judgment in connection with their responsibilities, obligations or duties with respect to this Plan. The Company shall indemnify each officer of the Company, member of the Board and member of the Compensation Committee of the Board to the full extent of any liabilities, expenses, penalties, damages or other pecuniary loss, including attorney's fees, which he may suffer as a result of his responsibilities, obligations or duties in connection with this Plan. Such indemnification shall be paid by the Company to the extent that liability insurance is not available to cover the payment of such items. The Company may purchase and maintain such insurance on behalf of such individuals.


                           ARTICLE 11. - MISCELLANEOUS

11.1. ASSIGNABILITY. No Participant or Beneficiary shall alienate, sell, transfer, assign, pledge or otherwise encumber his interest in this Plan or any Option granted to him pursuant to this Plan other than by will or the applicable laws of descent and distribution. Any attempt by a Participant or Beneficiary to alienate, sell, transfer, assign, pledge or encumber any such interest or Option in contravention of this Article shall be ineffective and the Company shall have no obligation to, and shall not, recognize or give effect to the same.

11.2. EFFECT OF GRANT OF OPTION. The owner of an Option granted hereunder shall not be, and shall have no rights as, a stockholder of the Company with respect to the Shares subject to such Option unless and until such Shares are issued to him pursuant to the exercise of such Option.

11.3. NO RIGHT TO EMPLOYMENT. Nothing contained herein shall give an Employee the right to be employed by his Employer nor shall this Plan interfere with the right of the Company or a Subsidiary to discharge an Employee at any time.

11.4. GOVERNING LAW. This Plan shall be construed according to the laws of the State of Alabama.

11.5. NUMBER AND GENDER. Whenever the context so requires, the singular number shall include the plural and the plural shall include the singular and the gender of any pronoun shall include the other genders.

11.6. SEVERABILITY. The invalidity of this Plan with respect to one or more persons shall not affect the rights and obligations of any other person hereunder in any manner whatsoever. The invalidity of one or more provisions of this Plan shall not affect the validity of any other provision of this Plan in any manner whatsoever.